Filed Pursuant to Rule 497(e)
Registration Statement No. 33-97598


                      SUPPLEMENT DATED JUNE 23, 2000
                                  TO
                              iSHARES, INC.
                               PROSPECTUS
                                 AND
                   STATEMENT OF ADDITIONAL INFORMATION
                          DATED DECEMBER 30, 1999
                         (AS REVISED MAY 22, 2000)

     The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus and the Statement of Additional Information of iShares, Inc., each dated December 30, 1999 (as revised May
22, 2000).

AMEX Listing of iShares MSCI Taiwan Index Fund and
Commencement of Sales to the Public

     The American Stock Exchange LLC has approved the listing of the iShares MSCI Taiwan Index Fund.

     Beginning June 23, 2000, shares of the iShares MSCI
Taiwan Index Fund are to be offered for sale to the public, and will trade on the American Stock Exchange under the ticker symbol "EWT".

The iShares MSCI Malaysia (Free) Index Fund Has Been Re-Opened

     Effective May 26, 2000, the iShares MSCI Malaysia
(Free) Index Fund commenced offers of Creation Units of its iShares for U.S. dollars.

     The Company continues to seek relief from the Malaysian authorities to permit it to effect sales and redemptions of Creation Units of the MSCI Malaysia (Free) Index Fund's iShares on an "in kind" basis. There can be no assurances that such relief will be obtained, or that the Company's decision to permit offers and redemptions of Creation Units of the MSCI Malaysia (Free) Index Fund's iShares for U.S. dollars will result in that Fund's iShares trading close to their net asset value.

Special Meetings of Shareholders of the iShares MSCI Canada,
Japan and United Kingdom Index Funds

     The Company has adjourned until June 27, 2000 the special meetings of shareholders of the iShares MSCI Canada, Japan and United Kingdom Index Funds. On that date, shareholders of each of these Index Funds will vote on proposals to change the funds from "diversified" to "non-diversified" funds. Details of the proposals are contained in the Company's proxy statement dated March 28, 2000. If the shareholders of an Index Fund approve its change to non-diversified status, that change will be effective immediately and it will be subject to the non-diversification risks described under "Principal Risk Factors" in the Prospectus. If shareholders of an Index Fund do not approve the proposal, the Index Fund will continue as a diversified fund.